                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Classic Communications, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

         (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 19, 2002              /s/ Jimmie Taylor
       ---------------              --------------------------------------------
                                    Name:  Jimmie Taylor
                                           -------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.